EXHIBIT 99



              Premier 1996-2 Structural and Collateral Materials

                           Premier Auto Trust 1996-2
              Chrysler Financial Corporation, Seller and Servicer

                              Subject to Revision

                         Term Sheet dated May 8, 1996

Issuer............................  Premier Auto Trust 1996-2 (the "Trust" or
                                    the "Issuer").

The Notes.........................  (i) Class A-1 ______% Asset Backed Notes
                                    (the "Class A-1 Notes") in the aggregate initial principal amount of $250,000,000. The Class A-1 Notes are not being offered;

                                    (ii) Class A-2 Floating Rate Asset Backed
                                    Notes (the "Class A-2 Notes") in the
                                    aggregate initial principal amount of
                                    $735,000,000;

                                    (iii) Class A-3 _____% Asset Backed Notes
                                    (the "Class A-3 Notes") in the aggregate initial principal amount of $435,000,000; and

                                    (iv) Class A-4 _____% Asset Backed Notes
                                    (the "Class A-4 Notes") in the aggregate initial principal amount of $264,375,000;

The Certificates..................  ____% Asset Backed Certificates (the
                                    "Certificates" and, together with the
                                    Notes, the "Securities") with an aggregate initial Certificate Balance of $65,616,772.30.

Terms of the Notes:

  A.  Distribution Dates..........  Payments of interest and principal on the
                                    Notes will be made on the sixth day of
                                    each month or, if any such day is not a
                                    Business Day, on the next succeeding
                                    Business Day (each, a Distribution Date"), commencing June 6, 1996.

  B.  Interest Rates..............  The Class A-1, Class A-3 and Class A-4
                                    Notes will have fixed interest rates. The
                                    Class A-2 Rate will be LIBOR (as defined in the Prospectus Supplement) plus ___%, subject to a maximum rate of 12%.

  C.  Interest....................  Interest on the Notes other than the Class
                                    A-2 Notes will accrue at the applicable
                                    Interest Rate from the Closing Date (in
                                    the case of the first Distribution Date) or from the sixth day of the month preceding the month of a Distribution Date to and including the fifth day of the month of such Distribution Date. Interest on the outstanding principal amount of the Class A-2 Notes will accrue at the Class A-2 Rate from the Closing Date (in the case of the first Distribution Date) or from the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date (each, a "Floating Rate Interest Accrual Period"). Interest on each class of Notes other than the Class A-2 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Notes will be calculated on the basis of the actual number of days in each Floating Rate Interest Accrual Period divided by 360.

  D.  Principal...................  Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal
                                    Distributable Amount for the calendar
                                    month (the "Collection Period") preceding such Distribution Date to the extent of funds available therefor. The
                                    "Noteholders' Principal Distributable
                                    Amount" will equal (i) the Regular
                                    Principal Distribution Amount plus (ii)
                                    the Accelerated Principal Distribution
                                    Amount. The "Regular Principal
                                    Distribution Amount" with respect to any Distribution Date will generally equal the amount of principal paid or, in certain circumstances, scheduled to be paid with respect to the Receivables plus, in certain circumstances, the principal balance of defaulted Receivables. The "Accelerated Principal Distribution
                                    Amount" with respect to a Distribution
                                    Date will equal the portion, if any, of
                                    the Total Distribution Amount for the
                                    related Collection Period that remains
                                    after payment of (a) the Servicing Fee
                                    (together with any portion of the
                                    Servicing Fee that remains unpaid from
                                    prior Distribution Dates), (b) the
                                    interest due on the Notes, (c) the Regular
                                    Principal Distribution Amount, (d) the
                                    interest due on the Certificates, and (e) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date.

                                    No principal payments will be made (i) on the Class A-2 Notes until the Class A-1 Notes have been paid in full; (ii) on the Class A-3 Notes until the Class A-2 Notes have been paid in full; or (iii) on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                    The outstanding principal amount of the
                                    Class A-1 Notes, to the extent not
                                    previously paid, will be payable on the
                                    January 1997 Distribution Date (the "Class
                                    A-1 Final Scheduled Distribution Date");
                                    the outstanding principal amount of the
                                    Class A-2 Notes, to the extent not
                                    previously paid, will be payable on the
                                    December 1998 Distribution Date (the
                                    "Class A-2 Final Scheduled Distribution
                                    Date"); the outstanding principal amount of the Class A-3 Notes, to the extent not previously paid, will be payable on the January 2000 Distribution Date (the "Class A-3 Final Scheduled Distribution Date"); and the outstanding principal amount of the Class A-4 Notes, to the extent not previously paid, will be payable on the October 2000 Distribution Date (the "Class A-4 Final Scheduled Distribution Date").

  E.  Optional Redemption.........  The Class A-4 Notes will be redeemable in whole, but not in part, after the Pool
                                    Balance declines to 10% or less of the
                                    Initial Pool Balance.

Terms of the Certificates:

  A.  Distribution Dates..........  Distributions with respect to the
                                    Certificates will be made on each
                                    Distribution Date, commencing June 6,
                                    1996.

  B.  Pass Through Rate...........  _____% per annum (the "Pass Through
                                    Rate").

  C.  Interest....................  On each Distribution Date, accrued interest at the Pass Through Rate on the outstanding Certificate Balance will be paid generally to the extent of funds available following payment of the Servicing Fee and distributions in respect of the Notes from the Total Distribution Amount and the Reserve Account. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest in respect of a Distribution Date will accrue from the Closing Date (in the case of the first Distribution Date) or from the sixth day of the month preceding the month of the Distribution Date to and including the fifth day of the month of such Distribution Date.

  D.  Principal...................  No distributions of principal on the
                                    Certificates will be made until all of the Notes have been paid in full. On each Distribution Date commencing on the Distribution Date on which the Notes are paid in full, principal of the Certificates will be payable in an amount generally equal to the Certificateholders' Principal Distributable Amount for the Collection Period preceding such Distribution Date, to the extent of funds available therefor following payment of the Servicing Fee, payments of interest and principal, if any, due in respect of the Notes and the distribution of interest in respect of the Certificates. The Certificateholders' Principal
                                    Distributable Amount will be the Regular
                                    Principal Distribution Amount (less, on
                                    the Distribution Date on which the Notes are paid in full, the portion thereof payable on the Notes). No Receivable has a scheduled maturity date later than May 31, 2001.

  E.  Optional Prepayment.........  The Certificates may be prepaid after the
                                    Pool Balance declines to 10% or less of
                                    the Initial Pool Balance.

Reserve Account...................  The "Reserve Account" will be created with an initial deposit by CFC on the Closing
                                    Date of cash or Eligible Investments
                                    having a value at least equal to
                                    $104,999,506.34.


                                    Certain amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions made on such

                                    Distribution Date) in excess of the
                                    Specified Reserve Account Balance for such
                                    Distribution Date will generally be
                                    released to any affiliate of CFC. Subject to reduction as described below, the "Specified Reserve Account Balance" with respect to any Distribution Date generally will be equal to the sum of (i) 2.00% of the Initial Pool Balance and (ii) 4.00% of the Initial Pool Balance. However, with respect to the portion of the Specified Reserve Account Balance set forth in clause (i) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution
                                    Date) and (y) the aggregate amount of
                                    Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 96.2% of the Pool Balance on the first day of the related Collection Period, then such portion of the Specified Reserve Account Balance set forth in clause (i) above will be reduced to 1.45% of the Initial Pool Balance. In addition, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 94.5% of the Pool Balance on the first day of the related Collection Period, then such portion of the Specified Reserve Account Balance set forth in clause (i) above will be reduced to 1.00% of the Initial Pool Balance. With respect to the portion of the Specified Reserve Account Balance set forth in clause (ii) above, so long as on any Distribution Date (except the first Distribution Date) the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution Date) and (y) the aggregate amount of Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period is less than or equal to 98.5% of the Pool Balance on the first day of the related Collection Period, then the portion of the Specified Reserve Account Balance set forth in clause (ii) above will be reduced to an amount equal to the product of (I) the Pool Balance on the first day of the related Collection Period and (II) the percentage (which shall not be greater than 4.00% or less than zero) equal to (X) the percentage derived from the fraction, the numerator of which is the sum of (x) the outstanding principal balance of the Securities (after giving effect to payments made on the prior Distribution
                                    Date) and (y) the aggregate amount of
                                    Payaheads that have been collected but not yet applied as payments under the related Receivables as of the first day of the related Collection Period, and the denominator of which is such Pool Balance less (Y) 94.5%. The Specified Reserve

                                    Account Balance is further subject to
                                    adjustment in certain circumstances
                                    described in the Prospectus Supplement.
                                    Funds will be withdrawn from the Reserve
                                    Account up to the Available Amount, first, to cover any shortfalls in the amounts due to the Noteholders and, second, to cover shortfalls in the amounts due to the Certificateholders. On each Distribution Date, the Reserve Account will be reinstated up to the Specified Reserve Account Balance to the extent of the portion, if any, of the Total Distribution Amount remaining after payment of the Servicing Fee and the amounts due to the Noteholders and Certificateholders.

                                    The "Pool Balance" at any time will
                                    represent the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments (other than Payaheads) received from Obligors, Advances and Purchase Amounts to be remitted by the Servicer or the Seller, as the case may be, all for such Collection Period, and all losses realized on Receivables liquidated during such Collection Period.

Priority of Payments..............  Collections in respect of the Receivables for each Collection Period will be applied in the following order of priority: (i) the Servicing Fee, together with any previously unpaid Servicing Fees, (ii) amounts payable to the Noteholders; (iii) amounts distributable to the
                                    Certificateholders and (iv) the remaining balance, if any, to the Reserve Account.

Rating of the Notes...............  In the highest investment rating category by at least two nationally recognized
                                    rating agencies.

Rating of the Certificates........  At least in the "A" category or its equivalent by a least two nationally
                                    recognized rating agencies.


The Receivables Pool

        As of the Cutoff Date, each Receivable (i) had an outstanding gross balance of at least $1,000 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Securityholders were used in selecting the Receivables.

        Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.


                           Premier Auto Trust 1996-2
                      Composition of the Receivables Pool

                                                      Weighted
                                                       Average      Weighted         Average
Weighted Average   Aggregate Principal  Number of     Remaining      Average        Principal
APR of Receivable        Balance       Receivables      Term      Original Term      Balance
- -----------------  ------------------- -----------    ---------   -------------     ---------
     10.87%        $1,749,991,772.30    129,121      51.55 months  56.12 months    $13,553.12


                           Premier Auto Trust 1996-2
                  Distribution by APR of the Receivables Pool

                                         Number of         Aggregate       Percent of Aggregate
             APR Range                  Receivables     Principal Balance  Principal Balance(1)
- ------------------------------------    ------------    ----------------   -------------------
0.00% - 5.00%.......................         1,907        $22,068,020.89            1.3%

5.01% - 6.00%.......................           584          7,763,937.44            0.4

6.01% - 7.00%.......................         4,080         59,987,686.90            3.4

7.01% - 8.00%.......................         7,896        113,671,600.07            6.5

8.01% - 9.00%.......................        20,245        302,023,330.79           17.3

9.01% - 10.00%......................        22,384        319,961,877.23           18.3

10.01% - 11.00%.....................        17,525        245,427,984.44           14.0

11.01% - 12.00%.....................        15,287        206,617,940.37           11.8

12.01% - 13.00%.....................        11,787        152,453,009.04            8.7

13.01% - 14.00%.....................         7,710         91,584,569.23            5.2

14.01% - 15.00%.....................         6,031         70,671,423.02            4.0

15.01% - 16.00%.....................         3,160         37,887,551.37            2.2

16.01% - 17.00%.....................         3,398         42,913,876.22            2.5

17.01% - 18.00%.....................         3,874         49,377,564.58            2.8

Greater than 18.00%.................         3,253         27,581,400.71            1.6
                                           -------     -----------------          -----

                                           129,121     $1,749,991,772.30          100.0%
                                           =======     =================          =====

- ------------------
(1)  Percentages may not add to 100.0% because of rounding.


                           Premier Auto Trust 1996-2
                Geographic Distribution of the Receivables Pool

                              Percent of                           Percent of
                              Aggregate                            Aggregate
                              Principal                            Principal
           State(1)           Balance(2)            State(1)       Balance(2)
           --------           ----------            --------       ----------
Alabama..................        1.6%     Montana...............      0.1%
Alaska...................        0.2      Nebraska..............      0.3
Arizona..................        1.2      Nevada................      0.5
Arkansas.................        3.0      New Hampshire.........      2.6
California...............        6.7      New Jersey............      5.3
Colorado.................        1.0      New Mexico............      0.5
Connecticut..............        1.2      New York..............      7.3
Delaware.................        0.2      North Carolina........      2.9
District of Columbia.....        0.0      North Dakota..........      0.1
Florida..................        5.3      Ohio..................      0.5
Georgia..................        2.9      Oklahoma..............      1.1
Hawaii...................        0.4      Oregon................      0.5
Idaho....................        0.2      Pennsylvania..........      5.5
Illinois.................        4.5      Rhode Island..........      0.2
Indiana..................        1.7      South Carolina........      1.5
Iowa.....................        0.8      South Dakota..........      0.1
Kansas...................        0.8      Tennessee.............      3.2
Kentucky.................        0.4      Texas.................      7.7
Louisiana................        2.9      Utah..................      0.3
Maine....................        0.5      Vermont...............      0.4
Maryland.................        5.9      Virginia..............      4.0
Massachusetts............        3.2      Washington............      0.5
Michigan.................        3.6      West Virginia.........      0.4
Minnesota................        0.8      Wisconsin.............      1.2
Mississippi..............        0.7      Wyoming...............      0.0
Missouri.................        3.7                                -----
                                                                    100.1%

- -------------------------------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.


        Approximately 27.25% of the aggregate principal balance of the Receivables, constituting 31.66% of the number of the Receivables, represent previously titled vehicles. Approximately 72.26% of the aggregate principal balance of the Receivables represent financing of vehicles manufactured or distributed by Chrysler.

Delinquencies, Repossessions and Net Losses

        Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. Chrysler Credit Corporation, which was merged into the Seller on December 31, 1995, began originating Fixed Value Receivables in July 1991. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.


                           Delinquency Experience(1)

                             At March 31,                                  At December 31,
               -----------------------------------------      ----------------------------------------
                     1996                   1995                     1995                  1994
               ------------------   --------------------      -------------------  -------------------
               Number of             Number of                 Number of            Number of
               Contracts   Amount    Contracts   Amount        Contracts   Amount   Contracts   Amount
               ---------   ------    ---------   ------        ---------   ------   ---------   ------
                       (Dollars in Millions)                            (Dollars in Millions)
Portfolio....  1,658,381   $20,788   1,516,344   $18,378       1,653,533   $20,913  1,444,736   $16,977

Period of
Delinquency
  31-60 Days..    36,740   $   487      23,072   $   276          55,507   $   720     25,888   $   293
  61 Days or
    More           3,784        58       1,987        28           6,792       100      2,085        27
               ---------   -------   ---------   -------       ---------   -------  ---------   -------

Total
Delinquencies.    40,524   $   545      25,059   $   304          62,299   $   820     27,973   $   320

Total
Delinquencies
  as a Percent
  of the
  Portfolio...      2.44%     2.62%       1.65%     1.65%           3.77%     3.92%      1.94%     1.88%


                                                 At December 31,
                       -------------------------------------------------------------------
                               1993                   1992                    1991
                       ---------------------  ---------------------   --------------------
                       Number of               Number of              Number of
                       Contracts    Amount     Contracts    Amount    Contracts   Amount
                       ---------    ------     ---------    ------    ---------   ------
                                              (Dollars in Millions)
Portfolio............  1,352,218    $14,116    1,344,799   $12,082    1,437,451   $11,994

Period of Delinquency
  31-60 Days.........     16,350    $   153       15,964   $   134       21,025   $   180
  61 Days or More....      1,383         15        1,376        13        2,048        20
                       ---------    -------    ---------   -------    ---------   -------

Total Delinquencies..     17,733    $   168       17,340   $   147       23,073   $   200

Total Delinquencies
  as a Percent of
  the Portfo1io......       1.31%      1.19%        1.29%     1.22%        1.61%     1.67%

- --------------------------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.

                    Credit Loss/Repossession Experience(1)

                                   Three Months
                                       Ended
                                      March 31,                        Year Ended December 31,
                                -------------------  -------------------------------------------------------
                                 1996       1995      1995         1994       1993       1992         1991
                                -------   --------  ---------    -------     -------    -------     --------
                                                       (Dollars in Millions)
Average Amount Outstanding
  During the Period........     $20,845    $17,563    $19,486     $15,517     $12,882     $11,818     $12,709

Average Number of Contracts
  Outstanding During
  the Period...............   1,655,990  1,474,910  1,572,963   1,396,497   1,341,084   1,382,898   1,517,178

Percent of Contracts
  Acquired During the Period
  with Recourse
  to the Dealer............         9.7%      14.5%      14.8%       17.0%       16.2%       15.8%       21.7%

Repossessions as a Percent
  Average Number of Contracts
  Outstanding(2)...........        4.12%      2.73%      3.05%       2.36%       2.15%       2.31%       2.63%

Net Losses as a Percent of
  Liquidations(3)(4).......        3.62%      1.92%      2.25%       1.38%       1.34%       1.71%       2.28%

Net Losses as a Percent of
  Average Amount
  Outstanding(2)(3)........        1.94%      1.00%      1.16%       0.73%       0.75%       0.97%       1.21%

- --------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Percentages have been annualized for the three months ended March 31, 1996 and 1995 and are not necessarily indicative of the experience for the year.

(3) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

        During 1995, CFC experienced higher credit losses on automobile and light duty truck retail receivables, as did other consumer finance companies in the United States. The increased losses became more pronounced in early 1996. CFC attributes the higher loss experience to the combined effect of current economic conditions, a change in the credit mix of CFC's retail receivable originations during the first part of 1995 that resulted in an increase in the frequency of repossessions, and organizational realignments internal to CFC that affected retail collections. While higher credit losses on outstanding receivables are expected to continue in the near term, CFC has taken actions that it believes will improve the credit mix and servicing of its automotive retail receivables. However, no assurance as to future results can be given.

        The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 4.20% of the Receivables represent contracts with recourse to Dealers.